Exhibit 99.2

Q2 Fiscal 2009 Financial Results Conference Call Thursday, May 7, 2009 4:30 p.m. ET

Safe Harbor Statement & Non-GAAP Financial Measures "Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings including form 10-K for the fiscal year ended 9/30/08 The Company assumes no obligation to update the information in this presentation. Financial information in this presentation is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to- period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the reconciliations to GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

Restructuring and Cost Control Reduce Pass Through from Revenue Decline $millions Q1 Q2 Change Revenues $ 73.4 $ 37.3 ($ 36.1) Gross Profit (Loss) 6.4 (3.7) (10.1) Research & Development 9.3 7.7 1.6 SG&A, continuing 25.8 21.6 4.2 Equity investigation 1.8 3.6 (1.8) Operating Loss before Special Charges ($ 30.5) ($ 36.5) ($ 6.0)

Driving Down Quarterly Breakeven Below Prior Target Levels Q U A R T E R L Y $ M I L L I O N S

Revenues Reflect Market Declines and OEM Inventory Holdings Management did not provide specific revenue guidance for the quarter Revenues declined by 49% $millions Q1 Q2 9 Semiconductor OEM's $ 25.1 $ 8.5 Other customers 47.3 28.8 Total $ 73.4 $ 37.3 Semiconductor 66% 65% Other markets 34% 35%

Q2 reflects over $40 million annualized cost reduction Q1 $ 73.4 ($ 30.5) Products & service revenue declines (35.5) (15.0) Manufacturing and service cost reductions 5.0 License income (0.6) (0.6) Research & development cost reductions 1.6 SG&A cost reductions 3.0 Discretionary costs in 1st quarter 1.1 Higher equity investigation expenses (1.8) Accounting provisions and other 0.7 Q2 $ 37.3 ($ 36.5) Revenues Profits before Special Charges

Special charges impact GAAP Net Income $ millions Q1 Q2 Comments on Sequential Trends Operating loss before Special Charges ($ 30.5) ($ 36.5) Special charges (5.3) (116.4) Goodwill & asset impairments; restructuring related expenses Interest income, net 0.8 0.6 Declining rate environment and reduced investment holdings Other expense - (0.1) Foreign currency fluctuations Income tax provision (0.4) (0.2) Non- cash tax provisions Minorities & joint ventures 0.3 0.1 Net loss from Continuing Ops ($ 35.1) ($ 152.5)

Loss Per Share Impact of Special Charges Impairment of Goodwill and Intangibles Severance and inventory write-offs from realignment of the company $ millions Q1 $m Q2 $m Q1 LPS Q2 LPS Loss before Special charges (29.8) (36.2) ($0.48) ($0.58) Impairment charges - (106.9) - ($1.70) Restructuring related (4.1) (9.5) ($0.07) ($0.15) Loss on investment (1.2) - ($0.02) - Net Loss (35.1) (152.5) ($0.56) ($2.43)

Cash utilization Adjusted LBITDA ($ 26.7) Restructuring cash flow (4.9) Net Interest income 0.6 Change in assets 5.7 Cash flow from Continuing Operations (25.3) Capital Expenditures (4.0) Currency and other (0.2) Net Change in Cash and Marketable Investments ($ 29.5) A reconciliation of Adjusted EBITDA to Brooks' Net Loss is included in the earnings release issued on May 7, 2009 $ millions

Critical Balance Sheet accounts $ millions December 2008 March 2009 Comments on Sequential Trends Cash and Marketable Securities 159.6 130.2 Accounts receivable, net 40.9 25.6 DSO moves out to 62 days with stronger late quarter revenues Inventories, net 109.6 98.5 Gross inventory reduction of $5.6 million; reserves increase $5.4 million Accounts payable (29.7) (16.1) Reduction from 45 DPO to take advantage of significant discount Accrued restructuring costs (13.5) (14.5) 40% of March accrual to be paid out in June quarter

Critical Solutions Segment $ millions Q1 Q2 Comments on Sequential Trends Revenues $35.9 $17.2 52% decline Gross Profit before amortization & special charges 7.7 1.0 37% flow through of revenue declines after cost reductions GAAP Gross Profit 6.7 (0.1) Operating Expenses 15.7 13.0 Removal of duplicate infrastructure costs Segment Operating Income ($9.0) ( $13.1)

Systems Solutions Segment $ millions Q1 Q2 Comments on Sequential Trends Revenues $22.6 $8.2 64% decline Gross Loss before amortization & special charges (1.6) (3.6) 14% net flow through of revenue declines after cost reductions GAAP Gross Loss (1.7) (5.9) Carrying surplus Extended Factory capacity Operating Expenses 11.7 9.3 Segment Operating Income ($13.4) ( $15.2)

Global Customer Operations $ millions Q1 Q2 Comments on Sequential Trends Revenues $14.9 $11.8 21% decline Gross Profit before amortization & special charges 2.6 1.4 40% net flow through of revenue decline after cost reduction GAAP Gross Profit 1.4 (1.3) Underleveraged global service & repair infrastructure Operating Expenses 5.9 5.0 Segment Operating Income ($4.5) ( $6.3)

Driving Down Breakeven Below Prior Target Levels Q U A R T E R L Y $ M I L L I O N S

Looking Forward Continued limited business visibility Targeting Adjusted EBITDA, "Cash", breakeven towards $70 million exiting the June quarter Inventory reduction plans our regular focus Regular cash utilization targeted at below $10 million after the June quarter

Q2 Fiscal 2009 Financial Results Conference Call Thursday, May 7, 2009 4:30 p.m. ET

Supplemental Data New segment reporting - results for past 6 quarters

Critical Solutions Group - "CSG"

Systems Solutions Group - "SSG"

Global Customer Operations Group - "GCOG"

Q2 Fiscal 2009 Financial Results Conference Call Thursday, May 7, 2009 4:30 p.m. ET